UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

Dominari Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41845	52-0849320
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 22nd Floor

New York, NY 10022

(212) 393-4540

(Address and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOMH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 1, 2025, at the special meeting of stockholders (the “Special Meeting”) of the Company, of the Company’s (i) 14,394,927 shares of common stock, each having one vote per share of common stock, (ii) 3,825 shares of Series D Convertible Preferred Stock, each having 0.007285 votes per share of Series D Convertible Preferred Stock, and (iii) 834 shares of Series D-1 Convertible Preferred Stock, each having 0.007285 votes per share of Series D-1 Convertible Preferred Stock, issued and outstanding and eligible to vote as of the record date of February 24, 2025, a quorum of 6,027,100 voting shares, or approximately 42% of the eligible shares of voting stock entitled to vote at the Special Meeting, was present or represented by proxy. Each of the matters set forth below is described in detail in the proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 10, 2025. The following actions were taken at the Special Meeting:

Proposal No. 1: The 2022 Equity Incentive Plan Amendment Proposal

The first proposal was the approval amendments to Section 4(a) and Section 4(b) of the Dominari Holdings Inc. (f/k/a Akido Pharma, Inc.) 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 1,404,404 shares of common stock to 11,404,404 shares of common stock and to provide for the next annual increase in the number of shares of common stock available for issuance under the 2022 Plan to occur on January 1, 2026. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN
5,684,835	321,884	20,381

Proposal No. 1 was approved by a majority of the votes cast.

Proposal No. 2: The Adjournment Proposal

The second proposal was the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the foregoing proposal. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN
5,705,940	301,862	19,298

Proposal No. 2 was approved by a majority of the votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2025

DOMINARI HOLDINGS INC.

By:	/s/ Anthony Hayes
Name:	Anthony Hayes
Title:	Chief Executive Officer

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